EXHIBIT 99.2

CERTIFICATION PURSUANT TO18
U.S.C. SECTION 1350AS
ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Electro Scientific Industries, Inc. (the “Company”) on Form 10-K for the year ended June 1, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James T. Dooley, Senior Vice President, Chief Financial Officer and Acting Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JAMES T. DOOLEY ———————————
James T. Dooley Senior Vice President, Chief Financial Officer and Acting Chief Operating Officer August 6, 2002